Marketable Securities	12 Months Ended
Mar. 31, 2018
Marketable Securities [Abstract]
Marketable Securities

3. Marketable Securities

The Company acquired equity securities listed in Hong Kong.

	March 31,
	2017	2018
Cost	$15,919	$15,473

Market value	$16,327	$17,282

Unrealized (loss) gain for the years ended March 31, 2016, 2017 and 2018 were $(1,860), $1,999 and $1,401, respectively.

Net proceeds from sale of marketable securities for the years ended March 31, 2016, 2017 and 2018 were $6,798, $920 and $6,580 respectively and realized gain from sales of marketable securities for the years ended March 31, 2016, 2017 and 2018 were $526, $69 and $609, respectively. For the purposes of determining realized gains and losses, the cost of securities sold was determined based on the average cost method.

The marketable securities were classified as Level 1 of the hierarchy established under ASC No. 820 because the valuations were based on quoted prices for identical securities in active markets.